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                          DIRECTORS' POWER OF ATTORNEY

     KNOW BY ALL MEN PRESENTS, that each of the undersigned Directors of Protective Life Insurance Company, a Tennessee corporation, ("Company") by his execution hereof or upon and identical conunterpart hereof, does hereby constitute and appoint John D. Johns, Deborah J. Long, Maria Gutierrez Matthews, or Jerry W. DeFoor, to execute and sign the 1996 Annual Report on Form 10-K to be filed by the Company with the Securities and Exchange Act of 1934 and, further to execute and sign any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorneys-in-fact and agents or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 10th day of March, 1997.

WITNESS TO ALL SIGNATURES:

/s/ Jerry W. DeFoor           /s/ DRAYTON NABERS, JR.
---------------------         -----------------------
Jerry W, DeFoor               Drayton Nabers, Jr.

                              /s/ JOHN D. JOHNS
                              -----------------------
                              John D. Johns

                              /s/ ORMOND L. BENTLEY
                              -----------------------
                              Ormond L. Bentley

                              /s/ R. STEPHEN BRIGGS
                              -----------------------
                              R. Stephen Briggs

                              /s/ JIM E. MASSENGALE
                              -----------------------
                              Jim E. Massengale

                              /s/ A.S. WILLIAMS III
                              -----------------------
                              A.S. Williams III

                              /s/ CAROLYN KING
                              -----------------------
                              Carolyn King

                              /s/ DEBORAH J. LONG
                              -----------------------
                              Deborah J. Long

                              /s/ STEVEN A. SCHULTZ
                              -----------------------
                              Steven A. Schultz

                              /s/ WAYNE E. STUENKEL
                              -----------------------
                              Wayne E. Stuenkel

                              /s/ DANNY L BENTLEY
                              -----------------------
                              Danny L. Bentley

                              /s/ RICHARD J. BIELEN
                              -----------------------
                              Richard J. Bielen